UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2007 (March 23, 2007)
ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 23, 2007, Michael S. Jeffries, Chief Executive Officer and Chairman of the Board of Abercrombie & Fitch Co. (the “Company”), entered into a Rule 10b5-1 plan (the “Plan”) with a broker to sell Company common stock that will be acquired on exercise of certain of Mr. Jeffries’ employee stock options. Mr. Jeffries entered into the Plan as part of a strategy for investment diversification.
Pursuant to the Plan, as many as 800,000 shares may be sold between April 2007 and November 2007, at which time the Plan will terminate. Transactions effected under the Plan will be reported through Rule 144 and Form 4 filings with the Securities and Exchange Commission, as appropriate.
The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and with the Company’s Policy Statement Regarding Trading in Company Securities.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH Co.
Dated: March 27, 2007	By:	/s/ MICHAEL W. KRAMER
Michael W. Kramer
Executive Vice President and Chief Financial Officer